N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09277

Viking Mutual Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2013

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota

Annual Report
December 31, 2013

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

VIKING TAX-FREE FUND FOR MONTANA
VIKING TAX-FREE FUND FOR NORTH DAKOTA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for Montana ("Tax-Free Fund for MT") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for ND") (each a "Fund") for the year ended December 31, 2013. Each Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

The economy continued to expand at a moderate pace throughout 2013. Although the unemployment rate remained elevated, labor market conditions showed further improvement. The advancement of household spending, business fixed investment, and recovery in the housing sector were further evidence of a strengthening economy. Fiscal policy reduced economic growth, but the extent of the reduction began to diminish towards the latter part of the year. Inflation ran below the Federal Open Market Committee's ("FOMC" or "Fed") longer-run objective, but longer-term inflation expectations remained stable.

To support the improving economy, the FOMC maintained a highly accommodative stance on monetary policy as evidenced through the Committee's purchases of longer-term Treasury securities at a pace of $45 billion per month and agency mortgage-backed securities at a pace of $40 billion per month. The Fed vowed to continue its asset purchase program at this pace until the Committee had enough evidence that economic progress would be sustained. The question of when and to what extent the Fed would begin "tapering" asset purchases was a main focus of investors throughout the year. This question was answered when the Federal Reserve announced in mid-December that it would begin tapering its asset purchases by $10 billion a month starting in January. In its most recent statement, the Fed supported its action to reduce asset purchases by citing an improvement in economic activity and labor market conditions that showed consistent underlying strength in the broader economy. Despite the taper, the Fed will remain highly accommodative by continuing to purchase $75 billion per month in agency mortgage-backed and Treasury securities. The Fed also noted that asset purchases are not on a preset course, but would likely be reduced if the Committee continued to see ongoing improvement in labor market conditions and inflation moving back toward its longer-run objective.

Looking forward, the Committee believes its sizable and still increasing holdings of longer-term securities should maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative, which, in turn, should promote a stronger economic recovery and help ensure that inflation is at the rate most consistent with the Committee's goals. According to its most recent statement, the FOMC stated its expectation that "the current exceptionally low target range for the federal funds rate of 0 to 0.25% will be appropriate at least as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee's two percent longer-run goal, and longer-term inflation expectations continue to be well anchored."

Municipal Bond Market Recap

The municipal bond market and the Funds' share prices were relatively stable in January and February before yields moved higher in March due to seasonal selling activity ahead of the April tax filing deadline. Adding to the selling pressure in March were outflows from funds. As a result, each Fund's share price moved moderately lower. The second quarter proved to be more volatile with strength in the municipal market in April followed by a dramatic sell-off of munis beginning in late May as the release of Fed minutes alluded to a possible scaling back of the Fed's asset purchase program amid signs the U.S. economy was improving. The selling was exacerbated by record-setting outflows from municipal funds, sending each Fund's share price significantly lower. Interest rates continued to rise and each Fund's share price fell in July and August as the taper speculation continued to drive the market. However, there was relief late in September when the Fed made its announcement to continue its purchases. This announcement led to a rally in munis for the month and took the sting out of the third quarter leaving only moderate losses for munis and each Fund's share price. Interest rates reversed course from September and generally rose over the fourth quarter amid renewed speculation of the Fed taper, resulting in another moderate drop in the share price of the Funds. Selling pressure was once again compounded by significant, steady outflows in municipal bond mutual funds.

The Portfolio Team shortened the maturity structure of each Fund during the year in anticipation of rising interest rates. This helped to lessen the negative impact to each Fund's share price as rates rose.

Puerto Rican bonds suffered steep losses throughout the year. The sell-off was not driven by a particular credit event, but rather was the result of a spill-over effect from broader credit concerns, heightened by a couple of high-profile, unflattering news articles. While its current administration appears to have the political will to implement long-term meaningful reform, market participants and rating agencies will be looking for results from the reforms and measures taken to date. In the fourth quarter, the Interim President of the Government Development Bank for Puerto Rico expressed his confidence in the comprehensive economic plan to secure Puerto Rico's financial health and strengthen the Commonwealth's credit profile. Exposure to Puerto Rican debt was reduced significantly during the year in each Fund and, as a result, had only a modest negative impact on each Fund's performance. Exposure at December 31, 2013 was 1.93% of net assets in Tax-Free Fund for MT and 0.50% of net assets in Tax-Free Fund for ND.

Fund Performance and Outlook

Tax-Free Fund for MT and Tax-Free Fund for ND provided a total return of -3.80%* and -3.80%*, respectively (at net asset value with distributions reinvested) for the annual period ended December 31, 2013 compared to the Funds' benchmark, the Barclays Capital Municipal Bond Index which returned -2.55%.

Despite the continued relative scarcity of Montana and North Dakota municipal bonds throughout the period, each Fund was able to obtain an adequate supply of investment grade bonds of various maturities. Each Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. Although we refrain from making large bets on the direction of rates, we have taken the opportunity to shorten the Funds' maturity structures somewhat given the historic low rates municipals have seen in recent years. A shorter maturity structure should provide a somewhat greater degree of stability of the Funds' share prices should muni prices continue to be volatile. The highest level of current income that is exempt from federal and each Fund's state income taxes and is consistent with preservation of capital remains the investment objective of each Fund.

Implementation of the new 3.8% Medicare surtax on investment income established by the Patient Protection and Affordable Care Act (municipals are exempt) combined with higher marginal tax rates on the federal and state levels boost the appeal of tax-exempt income. The federal marginal tax rate for taxpayers with adjusted gross incomes of $400,000 ($450,000 for married filing jointly) increased to 39.6%. Investors may not have fully appreciated the increase they face in April, and we expect that demand for munis may increase after taxes get paid and the benefit of tax-exempt income becomes more appealing. The after-tax yield of a 10-year U.S. Treasury note yielding 3% falls to approximately 1.71% at the 39.6% federal tax rate plus the 3.8% Medicare surtax. In contrast, the benchmark 10-year muni was yielding 2.77% at December 31, over 100 basis points more than the after-tax yield of a 10-year U.S. Treasury note.

Finally, we recommend that shareholders view their investment in each Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relatively low volatility that municipal bonds have provided for decades.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. For Tax-Free Fund for MT and Tax-Free Fund for ND, the total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.16% and 1.25%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98% and 0.98%, respectively.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR MONTANA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Tax-Free Fund for MT without Sales Charge	Tax-Free Fund for MT with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/03	$10,000	$9,623	$10,000
12/31/04	$10,405	$10,012	$10,447
12/30/05	$10,608	$10,208	$10,816
12/29/06	$11,049	$10,632	$11,341
12/31/07	$11,376	$10,947	$11,722
12/31/08	$10,846	$10,436	$11,433
12/31/09	$12,144	$11,686	$12,910
12/31/10	$12,379	$11,912	$13,215
12/30/11	$13,798	$13,277	$14,628
12/31/12	$14,479	$13,932	$15,618
12/31/13	$13,928	$13,403	$15,217

Average Annual Total Returns for the periods ending December 31, 2013

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	-3.80%	4.01%	5.13%	3.37%	4.00%
With sales charge (3.75%)	-7.41%	2.71%	4.32%	2.97%	3.73%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Tax-Free Fund for ND without Sales Charge	Tax-Free Fund for ND with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/03	$10,000	$9,626	$10,000
12/31/04	$10,376	$9,988	$10,447
12/30/05	$10,608	$10,211	$10,816
12/29/06	$11,114	$10,698	$11,341
12/31/07	$11,422	$10,995	$11,722
12/31/08	$10,864	$10,458	$11,433
12/31/09	$12,360	$11,898	$12,910
12/31/10	$12,543	$12,074	$13,215
12/30/11	$13,887	$13,368	$14,628
12/31/12	$14,510	$13,967	$15,618
12/31/13	$13,959	$13,437	$15,217

Average Annual Total Returns for the periods ending December 31, 2013

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	-3.80%	3.63%	5.14%	3.39%	4.09%
With sales charge (3.75%)	-7.38%	2.33%	4.34%	3.00%	3.81%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR MONTANA

PORTFOLIO MARKET SECTORS December 31, 2013

Health Care	24.3%
Other Revenue	16.5%
Housing	14.6%
Education	14.5%
General Obligation	13.5%
Transportation	11.0%
Utilities	4.8%
Cash Equivalents and Other	0.8%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2013

	Principal Amount	Fair Value
MUNICIPAL BONDS (99.2%)

Education (14.5%)
Gallatin Cnty MT Sch Dist #44 Belgrade GO 3.500% 06/15/28	$575,000	$570,159
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/21	750,000	781,425
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/18	260,000	272,353
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.500% 11/15/25	770,000	798,197
MT St Brd Regt Higher Ed Rev Facs Impt - MT St Univ 5.000% 11/15/23	500,000	566,780
*MT St Brd Regt Higher Ed Rev Facs Impt - MT St Univ 5.000% 11/15/24	750,000	848,835
*MT St Brd Regt Higher Ed Univ of Mont Ref Rev 4.000% 05/15/25	2,250,000	2,350,080
MT St Brd Regt Higher Ed Univ of Mont Ref Rev 4.000% 05/15/26	1,145,000	1,174,060
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/21	330,000	357,341
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/23	200,000	210,746
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/24	445,000	464,593
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/25	500,000	517,170
MT St Brd Regt Higher Ed Rev Facs Impt - MT St Univ 5.000% 11/15/25	500,000	562,350
*Univ of MT Univ Revs Facs Acq & Imp Ser C 5.000% 11/15/17	140,000	149,367
Univ of MT Univ Revs Higher Ed Facs Impt Ser D 5.375% 05/15/19	370,000	410,064
		10,033,520
General Obligation (13.5%)
Billings MT G.O. 4.000% 07/01/24	290,000	302,598
Billings MT G.O. 4.000% 07/01/25	665,000	686,752
Billings MT G.O. 4.000% 07/01/26	300,000	308,814
Bozeman MT 4.000% 07/01/28	540,000	567,724
Butte Silver Bow City & Cnty GO 3.250% 07/01/22	765,000	777,041
Sch Dist #54 (Marion) Flathead Cnty Sch Bldg GO 3.000% 07/01/26	125,000	118,834
Sch Dist #54 (Marion) Flathead Cnty Sch Bldg GO 3.000% 07/01/32	185,000	159,875
Gallatin Cnty MT Sch Dist #72 (Big Sky) GO 3.500% 07/01/23	555,000	573,803
Gallatin Cnty MT Sch Dist #72 (Big Sky) GO 3.750% 07/01/24	645,000	670,355
Gallatin Cnty MT Sch Dist #72 (Big Sky) GO 4.000% 07/01/25	420,000	438,770
Gallatin Cnty MT Sch Dist #72 (Big Sky) GO 3.500% 07/01/21	400,000	426,572
Gallatin Cnty MT Sch Dist #72 (Big Sky) GO 3.500% 07/01/22	455,000	478,205
Gallatin Cnty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/23	380,000	411,612
Gallatin Cnty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/24	385,000	408,520
Gallatin Cnty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/26	295,000	306,968
Gallatin Cnty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/27	305,000	313,683
Gallatin Cnty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/28	440,000	449,451
Gallatin Cnty MT Sch Dist #27 GO 4.250% 06/15/26	415,000	448,022
Glacier Cnty Sch Dist #15 (Cut Bk) MT GO 3.000% 07/01/29	125,000	114,814
MT St Drinking Wtr Revolving Fd 4.200% 07/15/20	150,000	150,063
Montana St Ref-Long Range Bldg-Ser C 4.000 08/01/21	350,000	387,244
Montana St Ref-Long Range Bldg-Ser C 4.000 08/01/23	385,000	419,150
Ravalli Cnty MT GO 4.250% 07/01/27	150,000	154,899
Ravalli Cnty MT GO 4.350% 07/01/28	155,000	159,193
Ravalli Cnty MT GO 4.400% 07/01/29	165,000	168,759
		9,401,721
Health Care (24.3%)
MT Fac Fin Auth Health Care Facs Rev Ref-Dev Ctr Proj 4.500% 06/01/16	250,000	250,525
MT Fac Fin Auth Health Care Facs Rev Ref-Dev Ctr Proj 4.750% 06/01/19	170,000	170,158
MT Fac Fin Auth Health Care Facs Rev Childrens Home 4.550% 01/01/17	250,000	258,170
MT Fac Fin Auth Health Master Ln Pg NE MT-B 4.500% 05/01/27	250,000	251,418
MT Fac Fin Auth Health Care Facs Rev (St Luke Health) 4.500% 01/01/17	120,000	130,962
MT Fac Fin Auth Health Care Facs Rev (St Luke Health) 5.000% 01/01/22	600,000	638,784
MT Fac Fin Auth Glendive Med Ctr 4.500% 07/01/23	250,000	259,318
MT Fac Fin Auth Health Care Care Rev Kalispell Regl Med Ctr 4.500% 07/01/23	1,025,000	1,065,508
*MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.650% 07/01/24	1,365,000	1,415,287
MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.750% 07/01/25	380,000	393,954
MT Fac Fin Auth Health Care Facs Rev Master Ln PG-Comnty Med Ctr 5.250% 06/01/30	660,000	686,261
MT Fac Fin Auth Health Care Facs Rev Master Ln PG-Comnty Med Ctr 5.125% 06/01/26	1,000,000	1,058,420
MT Fac Fin Auth Rev Prov Health & Svce 5.000% 10/01/19	175,000	188,043
*MT Fac Fin Auth Rev Prov Health & Svce 5.000% 10/01/22	1,500,000	1,581,060
MT Fac Fin Auth Rev Sr Living St Johns Lutheran 6.125% 05/15/36	300,000	300,603
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/24	150,000	152,979
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/25	275,000	279,763
MT Fac Fin Auth Sisters of Charity Leavenworth 4.750% 01/01/40	500,000	496,305
MT Fac Fin Auth Sisters of Charity Leavenworth 4.000% 01/01/19	75,000	81,244
MT Fac Fin Auth Sisters of Charity of Leavenworth 4.500% 01/01/24	1,000,000	1,039,940
MT Fac Fin Auth Sisters of Charity Leavenworth 5.000% 01/01/24	400,000	432,432
MT Fac Fin Auth Health Care Hosp-Benefis Health Sys 5.500% 01/01/25	575,000	621,730
MT Fac Fin Auth Health Care Hosp-Benefis Health Sys 5.750% 01/01/31	815,000	866,532
MT St Health Fac Auth Health Care Rev (St Hosp) 5.000% 06/01/22	1,100,000	1,100,242
MT St Health Fac Auth Health Care Rev (Big Horn Hosp - Hardin) 5.100% 02/01/18	300,000	300,222
*MT St Health Fac Auth Health Care Rev (Marcus Daly Mem) 6.000% 08/01/20	1,260,000	1,260,416
Yellowstone Cnty MT Health Care Lease Rev 5.000% 09/01/29	1,250,000	1,340,925
Yellowstone Cnty MT Health Care Lease Rev 5.250% 09/01/34	245,000	254,910
		16,876,111
Housing (14.6%)
MT Brd of Hsg Single Family Program 2.100% 12/01/19	375,000	368,576
MT Brd of Hsg Single Family Program 2.375% 12/01/20	375,000	365,681
MT Brd of Hsg Single Family Program 2.650% 06/01/21	185,000	177,482
MT Brd of Hsg Single Family Program 2.650% 12/01/21	385,000	368,561
MT Brd of Hsg Single Family Program 3.000% 06/01/23	235,000	222,594
MT Brd of Hsg Single Family Program 3.000% 12/01/23	115,000	108,800
MT Brd of Hsg Single Family Program 3.150% 06/01/24	450,000	425,012
MT Brd of Hsg Single Family Program 3.150% 12/01/24	160,000	151,181
MT Brd of Hsg Single Family Program 3.350% 06/01/25	190,000	179,050
MT St Brd of Hsg SF MTGE Program-Ser B-2 3.875% 12/01/23	280,000	281,361
MT St Brd of Hsg SF MTGE Program-Ser B-2 4.050% 06/01/24	250,000	253,510
MT St Brd of Hsg SF MTGE Program-Ser B-2 4.050% 12/01/24	705,000	716,569
MT St Brd of Hsg SF MTGE Program-Ser B-2 4.650% 12/01/28	395,000	400,285
MT Brd of Hsg Single Family Mtg Ser B 4.750% 12/01/27	50,000	50,236
MT Brd of Hsg Single Family Program 5.050% 12/01/24	75,000	78,032
MT Brd of Hsg Single Family Program 5.300% 12/01/29	315,000	323,700
MT Brd of Hsg Single Family Homeownership-A 4.700% 12/01/26	1,140,000	1,163,279
MT St Brd Hsg Single Family Homeownership-A 4.850% 06/01/28	535,000	552,302
MT Brd of Hsg AMT-Single Familiy Homeownership 3.850% 06/01/19	695,000	718,957
MT St Brd Hsg Single Family Program 3.400% 12/01/27	1,700,000	1,619,182
MT St Brd Hsg Single Family Program 3.600% 12/01/30	635,000	610,521
MT St Brd of Hsg Single Family Homeownership 2.650% 06/01/19	210,000	210,500
MT St Brd of Hsg Single Family Homeownership 2.900% 06/01/20	205,000	205,748
MT St Brd of Hsg Single Family Homeownership 3.100% 06/01/21	545,000	537,828
MT Brd of Hsg Single Family Mtg Ser C2 4.850% 12/01/26	80,000	80,135
		10,169,082
Other Revenue (16.5%)
Anaconda-Deer Lodge Cnty MT (Mill Creek Project) 4.125% 07/01/29	280,000	256,617
Billings MT Spl Impt Dist No 1385 7.000% 07/01/17	255,000	279,332
Billings MT COPS-Ref 3.000% 09/01/19	400,000	420,784
Billings MT COPS-Ref 3.000% 09/01/20	435,000	448,511
Billings MT COPS-Ref 3.000% 09/01/21	150,000	151,527
Billings MT COPS-Ref 3.000% 09/01/22	195,000	193,268
Billings MT COPS-Ref 3.000% 09/01/23	210,000	203,507
Billings MT Spl Impt Dist No 1369 & 1391 5.500% 07/01/26	300,000	295,995
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.550% 07/01/20	65,000	66,368
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.700% 07/01/21	70,000	71,170
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.800% 07/01/22	70,000	70,812
Billings MT Spl Impt Dist Ref No 1360 4.000% 07/01/17	390,000	410,611
Billings MT Spl Impt Dist Ref No 1360 4.000% 07/01/18	405,000	423,994
Billings MT Spl Impt Dist No 1385 3.050% 07/01/21	375,000	354,184
Billings MT Spl Impt Dist No 1385 4.000% 07/01/25	350,000	314,681
Billings MT Tax Increment Urban Renewal Ref 4.375% 07/01/29	250,000	222,592
Billings MT Tax Increment Urban Renewal Ref 5.000% 07/01/33	900,000	825,912
Bozeman MT Tax Increment Urban Renewal Rev Downtown Impt Dist 4.950% 07/01/28	200,000	194,154
Butte Silver Bow MT City & Cnty Tax Increment 5.000% 07/01/21	600,000	619,644
Gallatin Cnty MT Rural Impt Dist No 396 5.500% 07/01/25	600,000	611,538
Gallatin Cnty MT Rural Impt Dist No 396 6.000% 07/01/30	1,000,000	1,017,310
Great Falls MT Tax Increment Urban Rnwl West BK Urban Rnwl 5.550% 07/01/29	275,000	289,135
Helena MT Ctfs Partn 4.625% 01/01/24	270,000	286,616
Helena MT Ctfs Partn 5.000% 01/01/29	175,000	182,777
Missoula MT Tax Increment Urban Renewal 5.125% 07/01/26	125,000	128,149
MT Fac Fin Auth Hlth Care Facs Rev (Cmnty Counsel & Correctl Svcs) 4.500% 10/01/22	470,000	489,491
MT Fac Fin Auth Boyd Andrew Cmnty Svcs Proj 4.375% 10/01/20	285,000	297,822
MT Fac Fin Auth Health Care Facs Rev (Boyd Andrew Proj) 4.500% 10/01/22	215,000	223,916
MT St Health Fac Auth Health Care Rev (Lewis & Clark Office Proj) 5.100% 02/01/18	150,000	150,111
MT Health Facs Auth (Alternatives Inc) Prerelease Ctr Rev 5.600% 10/01/17	460,000	460,842
MT Health Facs Auth (Boyd Andrew Prj) Pre-Release Ctr 6.300% 10/01/20	795,000	796,057
PR Sales Tax Fin Corp Sales Tax Rev 5.000% 08/01/26	750,000	598,395
Whitefish MT Tax Increment Urban Renewal Rev Emer Svcs PJ Ref 4.625% 07/15/20	100,000	103,525
		11,459,347
Transportation (11.0%)
Billings MT Arpt Rev 4.500% 07/01/18	800,000	853,944
Billings MT Arpt Rev 4.750% 07/01/19	350,000	376,036
Billings MT Arpt Rev 5.000% 07/01/20	235,000	252,068
Madison Cnty MT Rural Impt Dist 5.500% 07/01/25	770,000	792,538
Madison Cnty MT Rural Impt Dist 6.000% 07/01/30	1,000,000	1,018,580
Missoula MT Spl Assmt Pooled Spl Sidewalk Curb 4.750% 07/01/27	200,000	201,278
Missoula MT Spl Assmt Sidewalk Curb 6.000% 07/01/30	200,000	207,168
Missoula MT Spl Impt Dists #540 4.600% 07/01/24	100,000	100,174
Missoula MT Spl Impt Dists #540 4.600% 07/01/25	105,000	104,579
Missoula MT Spl Impt Dists #541 5.400% 07/01/29	370,000	384,052
Missoula MT Spl Impt Dists #548 4.000% 07/01/19	190,000	201,233
Missoula MT Spl Impt Dists #548 4.625% 07/01/23	240,000	246,636
Missoula MT Spl Impt Dists No #548 5.250% 07/01/27	240,000	248,265
Missoula MT Spl Impt Dists #548 5.500% 07/01/31	235,000	238,974
MT St Dept of Transportation Rev Grant Antic Hwy 93 5.000% 06/01/22	350,000	386,445
MT St Dept of Transportation Rev Ref 5.000% 06/01/20	1,575,000	1,835,883
PR Comwlth Hwy & Transn Auth Hwy Rev 5.500% 07/01/20	165,000	200,472
		7,648,325
Utilities (4.8%)
Billings MT Storm Swr Revenue 4.000% 07/01/25	215,000	222,738
Billings MT Storm Swr Revenue 4.000% 07/01/26	225,000	229,997
*Forsyth MT Pollution Ctl Rev Ref Northwestern Corp Colstrip 4.650% 08/01/23	1,800,000	1,878,408
Livingston MT Swr Sys Rev 3.000% 07/01/25	385,000	366,539
Livingston MT Swr Sys Rev 3.100% 07/01/26	100,000	95,096
PR Elec Pwr Auth Pwr Rev 5.000% 07/01/22	725,000	545,084
		3,337,862

TOTAL MUNICPAL BONDS (COST: $69,209,391)		$68,925,968

SHORT-TERM SECURITIES (0.0%)	Shares
^Wells Fargo Advantage National Tax-Free Money Market Fund 0.010% (COST: $200)	200	$200

TOTAL INVESTMENTS IN SECURITIES (COST: $69,209,591) (99.2%)		$68,926,168
OTHER ASSETS LESS LIABILITIES (0.8%)		526,108

NET ASSETS (100.0%)		$69,452,276

^	Variable rate security; rate shown represents rate as of December 31, 2013

*	Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PORTFOLIO MARKET SECTORS December 31, 2013

General Obligation	21.0%
Health Care	19.8%
Other Revnue	16.8%
Utilities	14.9%
Education	10.3%
Housing	9.0%
Transportation	6.2%
Cash Equivalents and Other	2.0%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2013

	Principal Amount	Fair Value
MUNICIPAL BONDS (98.0%)

Education (10.3%)
Barnes Cnty ND North Public Sch Dist Bldg Auth Lease Rev 4.000% 05/01/22	$250,000	$244,542
Fargo ND Sch Dist Bldg Auth Lease Rev Ref 4.000% 05/01/20	250,000	263,792
ND St Brd Higher Ed Rev Hsg & Aux - BSC 3.000% 05/01/20	205,000	211,679
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.000% 08/01/18	175,000	179,382
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.500% 08/01/23	125,000	125,883
ND St Brd Higher Ed Rev Hsg & Aux - BSC 4.750% 05/01/19	100,000	100,987
ND St Brd Higher Ed Rev Hsg & Aux - BSC 5.350% 05/01/30	500,000	485,640
ND St Brd Higher Ed (ND St Univ Hsg & Aux Facs) 5.000% 04/01/27	250,000	262,018
ND St Brd Higher Ed 5.000% 04/01/25	160,000	170,224
St John ND Public Dist Bldg Auth Lease Revenue 3.000% 05/01/20	155,000	154,099
Univ of ND Hsg & Aux Facs Ref Rev 5.000% 04/01/24	250,000	276,083
		2,474,329
General Obligation (21.0%)
Bismarck ND Ref & Impt Ser H 3.000% 05/01/23	500,000	499,830
Bismarck ND Public Sch Dist #1 Sch Bldg 4.000% 05/01/26	750,000	777,953
*Fargo ND Ref & Impt-Ser A 4.000% 05/01/23	1,000,000	1,063,060
Fargo ND Pub Sch Dist No 1 Ltd Tax 4.500% 05/01/21	250,000	260,385
Fargo ND Pub Sch Dist No 1 Ltd Tax 5.000% 05/01/23	200,000	211,426
Grand Forks ND Pub Bldg 4.625% 12/01/26	450,000	470,709
Mandan Public Schools District # 1 3.125% 08/01/24	200,000	195,424
Minot ND Arpt Rev Amt- Set D 3.500% 10/01/25	570,000	556,520
Minot ND Wtr & Swr Util Rev 5.250% 10/01/22	200,000	218,976
Minot ND Wtr & Swr Util Rev 5.375% 10/01/23	250,000	274,690
*West Fargo ND Pub Sch Dist No 6 4.000% 05/01/23	500,000	529,505
		5,058,478
Health Care (19.8%)
Burleigh Cnty ND Health Care Rev Ref St Alexius Med Ctr-Ser A 5.000% 07/01/22	300,000	317,763
Burleigh Cnty ND Health Care Rev Ref St Alexius Med Ctr-Ser A 4.500% 07/01/32	250,000	234,163
Burleigh Cnty ND Mun Indl Dev Act Rev Ref MO Slope Luth Care Ctr 5.050% 11/01/18	125,000	126,194
Fargo ND Health Sys 5.500% 11/01/20	500,000	579,325
Fargo ND Health Sys 6.000% 11/01/28	500,000	557,385
Grand Forks ND Hlth Care Sys Rev Altru Hlth Sys 5.000% 12/01/22	500,000	536,790
Grand Forks ND Hlth Care Sys Rev Altru Hlth Sys 4.000% 12/01/27	600,000	554,610
Grand Forks ND Nursing Fac 7.250% 11/01/29	300,000	311,976
Langdon ND Health Care Facs Rev Cavalier Cnty Mem Hosp PJ 6.200% 01/01/25	155,000	159,427
Ward Cnty ND Health Care Fac Rev Trinity Obligated Group 5.250% 07/01/15	385,000	406,298
Ward Cnty ND Health Care Fac Rev Trinity Obligated Group 5.125% 07/01/25	500,000	504,310
Ward Cnty ND Health Care Fac Rev Trinity Obligated Group 5.125% 07/01/29	500,000	503,200
		4,791,441
Housing (9.0%)
ND St Hsg Fin Agy Rev Home Mtg Fin Prog Ser B 3.650% 01/01/20	100,000	103,371
ND St Hsg Fin Agy 4.450% 01/01/25	110,000	113,808
ND Pub Fin Auth McVille & Drayton Obl Grp 4.500% 06/01/26	400,000	414,264
*ND (HFA) Hsg Fin Rev 5.200% 07/01/22	290,000	290,000
ND St Hsg Fin Agy 2.900% 07/01/20	300,000	299,889
ND St Hsg Fin Agy 3.050% 07/01/21	150,000	147,180
ND St Hsg Fin Agy 3.350% 07/01/21	785,000	791,963
		2,160,475
Other Revenue (16.8%)
Bismarck, ND Park Dist Park Facs Gross Revs 3.500% 04/01/25	280,000	280,518
Grand Forks ND Bldg Auth Lease Rev 5.000% 12/01/20	200,000	208,334
Grand Forks ND Mosquito Ctl Rev 4.750% 09/01/24	100,000	105,192
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/20	150,000	156,665
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/31	240,000	240,869
ND Pub Fin Auth St Revolving FD 5.500% 10/01/27	250,000	276,325
ND Pub Fin Auth Indl Dev Prog 6.000% 06/01/34	200,000	213,328
ND Pub Fin Auth St Revolving FD Prog Ser A 5.000% 10/01/24	340,000	383,364
ND Pub Fin Auth St Revolving FD Prog Ser A 5.000% 10/01/23	165,000	187,716
ND Pub Fin Auth 3.000% 06/01/21	205,000	204,883
ND Pub Fin Auth 3.000% 06/01/22	140,000	138,202
ND Pub Fin Auth 4.000% 06/01/25	300,000	308,772
PR Sales Tax Fin Corp Sales Tax Rev 5.000% 08/01/26	150,000	119,679
*Ward Cnty ND Sales Tax Rev 3.000% 04/01/22	300,000	296,247
Williams Cnty ND Sales Tax Rev 5.000% 11/01/21	100,000	100,704
Williams Cnty ND Sales Tax Rev 5.000% 11/01/31	75,000	75,247
Williams Cnty ND Sales Tax Rev 5.000% 11/01/31	250,000	250,823
Williston ND Parks & Rec Dist Sales Tax & Gross Revenue 4.000% 03/01/23	500,000	509,540
		4,056,408
Transportation (6.2%)
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 4.600% 06/01/24	350,000	371,907
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 5.000% 06/01/29	500,000	526,705
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 4.500% 06/01/28	600,000	602,598
		1,501,210
Utilities (14.9%)
Bismarck ND Wtr Revenue 2.500% 04/01/21	500,000	499,880
Bismarck ND Wtr Revenue 3.000% 04/01/21	495,000	507,256
Bismarck ND Wtr Revenue 3.625% 04/01/25	675,000	681,561
Bismarck ND Wtr Revenue 3.750% 04/01/26	265,000	266,998
*Mclean Cnty ND Solid Waste Facs Rev Great River Energy Proj 4.875% 07/01/26	950,000	970,938
ND St Wtr Commn Rev Wtr Dev & Mgmt Prog 5.000% 08/01/25	500,000	521,815
South Central Regl Wtr Dist Util Sys Rev Ref - N Burleigh Cnty ND 5.000% 10/01/23	150,000	155,857
		3,604,305

TOTAL MUNICIPAL BONDS (COST: $23,450,072)		$23,646,646

SHORT-TERM SECURITIES (1.4%)	Shares
^Wells Fargo Advantage National Tax-Free Money Market Fund 0.010% (COST: $339,699)	339,699	$339,699

TOTAL INVESTMENTS IN SECURITIES (COST: $23,789,771) (99.4%)		$23,986,345
OTHER ASSETS LESS LIABILITIES (0.6%)		153,350

NET ASSETS (100.0%)		$24,139,695

^	Variable rate security; rate shown represents rate as of December 31, 2013

*	Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities December 31, 2013

	Tax-Free Fund for MT	Tax-Free Fund for ND
ASSETS
Investments in securities, at value (cost: $69,209,591 and $23,789,771, respectively)	$68,926,168	$23,986,345
Cash	105,452	142
Receivable for Fund shares sold	1,000	59
Accrued dividends receivable	57	74
Accrued interest receivable	936,013	250,758
Prepaid expenses	3,560	2,143
Total assets	$69,972,250	$24,239,521

LIABILITIES
Payable for Fund shares redeemed	$390,027	$47,819
Dividends payable	57,525	15,485
Payable to affiliates	55,827	28,609
Accrued expenses	16,595	7,913
Total liabilities	$519,974	$99,826

NET ASSETS	$69,452,276	$24,139,695

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$71,215,359	$24,793,459
Accumulated undistributed net realized gain (loss) on investments	(1,481,318)	(853,090)
Accumulated undistributed net investment income (loss)	1,658	2,752
Unrealized appreciation (depreciation) on investments	(283,423)	196,574

NET ASSETS	$69,452,276	$24,139,695

Shares outstanding	7,065,213	2,427,568
Net asset value per share*	$9.83	$9.94
Public offering price (sales charge of 3.75% and 3.75%, respectively)	$10.21	$10.33

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended December 31, 2013

	Tax-Free Fund for MT	Tax-Free Fund for ND
INVESTMENT INCOME
Interest	$2,813,207	$1,005,862
Dividends	318	114
Total investment income	$2,813,525	$1,005,976

EXPENSES
Investment advisory fees	$381,416	$135,440
Distribution (12b-1) fees	190,708	67,720
Transfer agent fees	106,797	37,851
Administrative service fees	130,797	61,923
Professional fees	13,225	6,362
Reports to shareholders	4,071	2,325
License, fees, and registrations	8,813	7,845
Audit fees	11,568	4,032
Trustees' fees	4,923	1,748
Transfer agent out-of-pockets	5,445	3,212
Custodian fees	9,724	3,854
Legal fees	6,736	2,389
Insurance expense	1,611	596
Total expenses	$875,834	$335,297
Less expenses waived or reimbursed	(128,258)	(69,835)
Total net expenses	$747,576	$265,462

NET INVESTMENT INCOME (LOSS)	$2,065,949	$740,514

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(1,108,865)	$(694,469)
Net change in unrealized appreciation (depreciation) on investments	(4,131,676)	(1,139,533)
Net realized and unrealized gain (loss) on investments	$(5,240,541)	$(1,834,002)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,174,592)	$(1,093,488)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2013

	Tax-Free Fund for MT	Tax-Free Fund for ND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,065,949	$740,514
Net realized gain (loss) from investment transactions	(1,108,865)	(694,469)
Net change in unrealized appreciation (depreciation) on investments	(4,131,676)	(1,139,533)
Net increase (decrease) in net assets resulting from operations	$(3,174,592)	$(1,093,488)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(2,065,315)	$(739,531)
Total distributions	$(2,065,315)	$(739,531)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$12,158,211	$4,296,009
Proceeds from reinvested dividends	1,416,117	540,951
Cost of shares redeemed	(17,816,320)	(6,733,714)
Net increase (decrease) in net assets resulting from capital share transactions	$(4,241,992)	$(1,896,754)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(9,481,899)	$(3,729,773)
NET ASSETS, BEGINNING OF PERIOD	$78,934,175	$27,869,468
NET ASSETS, END OF PERIOD	$69,452,276	$24,139,695

Accumulated undistributed net investment income	$1,658	$2,752

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2012

	Tax-Free Fund for MT	Tax-Free Fund for ND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,068,333	$770,590
Net realized gain (loss) from investment transactions	43,637	53,000
Net change in unrealized appreciation (depreciation) on investments	981,117	199,295
Net increase (decrease) in net assets resulting from operations	$3,093,087	$1,022,885

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(2,065,610)	$(768,762)
Total distributions	$(2,065,610)	$(768,762)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$24,259,885	$8,194,479
Proceeds from reinvested dividends	1,480,822	574,196
Cost of shares redeemed	(4,329,763)	(2,678,326)
Net increase (decrease) in net assets resulting from capital share transactions	$21,410,944	$6,090,349

TOTAL INCREASE (DECREASE) IN NET ASSETS	$22,438,421	$6,344,472
NET ASSETS, BEGINNING OF PERIOD	$56,495,754	$21,524,996
NET ASSETS, END OF PERIOD	$78,934,175	$27,869,468

Accumulated undistributed net investment income	$7,452	$1,769

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

Viking Mutual Funds (the "Trust") was organized as a Delaware business trust on March 30, 1999 and commenced operations on August 3, 1999. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of two series (the "Funds").

The Viking Tax-Free Fund for Montana ("Tax-Free Fund for MT") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for ND"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available are valued using a matrix system at fair value as determined by Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS"). The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in each Fund's Schedule of Investments. With respect to purchase commitments, the Funds identify securities to be segregated by the custodian in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% contingent deferred sales charge "CDSC" may be assessed on shares of Tax-Free Fund for MT and Tax-Free Fund for ND if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2010.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are accreted and amortized over the lives of the respective securities for financial reporting purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of market discount. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of December 31, 2013:

		Level 1	Level 2	Level 3	Total
Tax-Free	Short Term Securities	$200	$0	$0	$200
Fund for MT	Municipal Bonds	0	68,925,968	0	68,925,968
	Total	$200	$68,925,968	$0	$68,926,168

Tax-Free	Short Term Securities	$339,699	$0	$0	$339,699
Fund for ND	Municipal Bonds	0	23,646,646	0	23,646,646
	Total	$339,699	$23,646,646	$0	$23,986,345

Please refer to the Schedule of Investments to view municipal securities segregated by sector classification. The Funds did not hold any Level 3 assets during the year ended December 31, 2013. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2013. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 31, 2013.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2013, were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Purchases	$24,145,223	$9,753,169
Sales	$24,627,545	$10,114,441

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	Tax-Free Fund for MT		Tax-Free Fund for ND
	Year	Year	Year	Year
	Ended 12/31/13	Ended 12/31/12	Ended 12/31/13	Ended 12/31/12
Shares sold	1,191,546	2,313,555	415,683	771,099
Shares issued on reinvestment of dividends	140,001	141,025	52,723	54,032
Shares redeemed	(1,781,180)	(413,358)	(665,531)	(251,764)
Net increase (decrease)	(449,633)	2,041,222	(197,125)	573,367

NOTE 6: Income Tax Information

At December 31, 2013, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Investments at cost	$69,207,933	$23,787,019
Unrealized appreciation	$1,335,380	$528,859
Unrealized depreciation	(1,617,145)	(329,533)
Net unrealized appreciation (depreciation)	($281,765)*	$199,326*

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

The tax character of distributions paid was as follows:

	Tax-Free Fund for MT		Tax-Free Fund for ND
	Year	Year	Year	Year
	Ended 12/31/13	Ended 12/31/12	Ended 12/31/13	Ended 12/31/12
Tax-exempt income	$2,065,315	$2,065,610	$739,531	$768,762

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Accumulated capital and other losses	($1,481,318)	($853,090)
Unrealized appreciation/(depreciation)*	(281,765)	199,326
Total accumulated earnings/(deficit)	($1,763,083)	($653,764)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2013 are as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Expires in 2014	$51,062	$38,426
Expires in 2015	$56,897	$0
Expires in 2016	$72,824	$44,995
Expires in 2018	$106,551	$75,200
Non-expiring short-term losses	$708,153	$368,047
Non-expiring long-term losses	$485,831	$326,422
Total Capital Loss Carryforwards	$1,481,318	$853,090

For the year ended December 31, 2013, the Tax-Free Fund for MT and Tax-Free Fund for ND made permanent reclassifications from accumulated realized gains to paid in capital of $50,681 and $16,196, respectively, due to capital loss carryforward expirations. The Tax-Free Fund for MT made permanent reclassifications from accumulated net investment income to accumulated realized gains (losses) of $6,928 due to market discount on the sale of bonds.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50% of each Funds' average daily net assets. Under the terms of the Advisory Agreement, VFM has contractually agreed to pay all the expenses of the Funds (other than extraordinary or non-recurring expenses and acquired fund fees and expenses) until April 29, 2014 so that the net annual operating expenses do not exceed 0.98%. After this date, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Year Ended 12/31/13	Payable 12/31/13
Tax-Free Fund for MT	$381,416	$30,275
Tax-Free Fund for ND	$135,440	$10,554

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." The Funds currently pay an annual distribution fee of up to 0.25% of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/13			Payable 12/31/13
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
Tax-Free Fund for MT	$256,582	$0	$190,708	$427	$0	$15,138
Tax-Free Fund for ND	$63,613	$9,532	$67,720	$14	$9,532	$5,277

IFS acts as the Funds' transfer agent for a monthly variable fee equal to 0.14% of the average daily net assets on an annual basis for the first $0 to $200 million and at a lower rate in excess of $200 million plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Funds' average daily net assets on an annual basis for the first $0 to $200 million and at a lower rate in excess of $200 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Fund are also Officers and Governors of IFS.

	Year Ended 12/31/13				Payable 12/31/13
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
Tax-Free Fund for MT	$54,592	$57,650	$60,189	$70,608	$5,102	$4,885
Tax-Free Fund for ND	$14,583	$26,480	$18,568	$43,355	$1,577	$1,655
* After waivers.

NOTE 8: Principal Risks

The Funds invest primarily in municipal securities from a specific state. The Funds may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam). Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its specific state or U.S. territories and possessions. Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of each Fund's portfolio, the greater its interest rate risk.

VIKING TAX-FREE FUND FOR MONTANA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$10.50	$10.32	$9.62	$9.81	$9.12

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.32	$0.38	$0.38	$0.39
Net realized and unrealized gain (loss) on investments[3]	(0.67)	0.18	0.70	(0.19)	0.69
Total from investment operations	$(0.39)	$0.50	$1.08	$0.19	$1.08

Less Distributions:
Dividends from net investment income	$(0.28)	$(0.32)	$(0.38)	$(0.38)	$(0.39)
Total distributions	$(0.28)	$(0.32)	$(0.38)	$(0.38)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$9.83	$10.50	$10.32	$9.62	$9.81

Total Return (excludes any applicable sales charge)	(3.80%)	4.93%	11.46%	1.93%	11.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$69,452	$78,934	$56,496	$43,559	$35,789
Ratio of expenses to average net assets after waivers[1,2]	0.98%	0.97%	0.96%	0.96%	0.92%
Ratio of expenses to average net assets before waivers[2]	1.15%	1.15%	1.24%	1.35%	1.31%
Ratio of net investment income to average net assets[1,2]	2.71%	3.07%	3.83%	3.87%	3.98%
Portfolio turnover rate	32.66%	5.79%	12.64%	25.34%	11.14%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$10.62	$10.49	$9.84	$10.07	$9.22

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.34	$0.38	$0.38	$0.40
Net realized and unrealized gain (loss) on investments[3]	(0.68)	0.13	0.65	(0.23)	0.85
Total from investment operations	$(0.40)	$0.47	$1.03	$0.15	$1.25

Less Distributions:
Dividends from net investment income	$(0.28)	$(0.34)	$(0.38)	$(0.38)	$(0.40)
Total distributions	$(0.28)	$(0.34)	$(0.38)	$(0.38)	$(0.40)

NET ASSET VALUE, END OF PERIOD	$9.94	$10.62	$10.49	$9.84	$10.07

Total Return (excludes any applicable sales charge)	(3.80%)	4.48%	10.72%	1.48%	13.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,140	$27,869	$21,525	$19,266	$18,173
Ratio of expenses to average net assets after waivers[1,2]	0.98%	0.97%	0.96%	0.96%	0.92%
Ratio of expenses to average net assets before waivers[2]	1.24%	1.24%	1.34%	1.42%	1.49%
Ratio of net investment income to average net assets[1,2]	2.73%	3.15%	3.81%	3.79%	3.94%
Portfolio turnover rate	37.28%	17.26%	22.63%	29.47%	52.28%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Viking Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Viking Mutual Funds, comprising Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota (the "Funds") as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2009, were audited by another independent registered public accounting firm, whose report dated February 16, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Viking Mutual Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 27, 2014

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/28/13	Ending Account Value 12/31/13	Expenses Paid During Period*	Annualized Expense Ratio

Viking Tax-Free Fund for Montana
Actual	$1,000.00	$996.26	$4.95	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$5.01	0.98%

Viking Tax-Free Fund for North Dakota
Actual	$1,000.00	$991.49	$4.93	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$5.01	0.98%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2013, the Board of Trustees, including a majority of the independent Trustees of the Funds, renewed the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory Agreements. In determining whether it was appropriate to renew the Advisory Agreements, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to eleven funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of August 31, 2013, the risk for: (1) Viking Tax-Free Fund for North Dakota was above average overall and for the 3, 5, and 10-year time periods. (2) Viking Tax-Free Fund for Montana was above average overall and for the 3 and 5-year time periods. It was average for the 10-year time period.

As of August 31, 2013, the Fund return rating for: (1) Viking Tax-Free Fund for North Dakota was below average overall and for the 3-year, and 5-year, time periods, it was average for the 10-year time period; (2) Viking Tax-Free Fund for Montana was average overall and for the 5-year time period. It had a below average rating for the 3-year period and above average for the 10-year time period.

As of August 31, 2013, the Fund performance for: (1) Viking Tax-Free Fund for North Dakota for the 1, 3, 5 and 10-year periods were below its index. The returns were above its median classification for the 3, 5 and 10-year periods, but below for the 1-year period; (2) Viking Tax-Free Fund for Montana returns for the 1, 3, 5 and 10-year periods were below its index, The returns were above its median classification for the 3, 5 and 10-year periods, but below for the 1-year period.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: A comparison of the net operating expenses for the Viking Tax-Free Fund for Montana and for the Viking Tax-Free Fund for North Dakota to other funds of similar objective and size reflected that the Viking Tax-Free Fund's expense ratios of 0.98% was comparable to the average expense ratio of other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the renewal of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Shannon D. Radke is a Governor, President, and Chief Executive Officer of Corridor. He owns membership interests of approximately 9% in Corridor. He initially received membership interests, without a cash investment, in exchange for contributions to Corridor (including experience in the mutual fund industry and personal guaranties of bank financing) and, in addition, in exchange for his interest in Viking. Mr. Radke also purchased a portion of his membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 37%-38% of the total membership interests in Corridor, with those employees individually owning an interest of 0.06% to 10%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke and Monte Avery (the "Portfolio Manager" of the Funds), is based on salary paid every other week. The Portfolio Managers are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a match up to 4% by Corridor of the employees gross pay.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Funds consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as trustees for the five series of Integrity Managed Portfolios, and the two series of Viking Mutual Funds. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of the five series of Integrity Managed Portfolios, the four series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves the Funds until its termination; or until the Trustee's retirement, resignation, or death; or otherwise as specified in the Funds' organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation, Kennedy Memorial Foundation, Minot Community Land Trust

The Statement of Additional Information ("SAI") contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; President (2009 to 2012): Integrity Fund of Funds, Inc.; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President: (2009 to present), The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Park Board, Governor: Mainstream Investors, LLC (2012)

(1)

Trustee who is an "interested person" of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009); and Montana Tax Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009); and Montana Tax Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present), Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s):Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2012

Privacy Policy (Form 4) If you do not provide an opt out and you do not want to include affiliate marketing

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number, name, address

	•	Account balance, transaction history, account transactions

	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes–	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes–	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes–	Yes	No
information about your transactions and experiences

For our affiliates' everyday business purposes–	No	We don't share
information about your creditworthiness

For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.

	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:

	•	open an account or seek financial or tax advice

	•	provide account information or give us your contact information

	•	make a wire transfer

We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:

	•	sharing for affiliates' everyday business purposes-information about your creditworthiness

	•	affiliates from using your information to market to you

	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies

	•	The Integrity Funds

	•	Viking Mutual Funds

	•	Integrity Managed Portfolios

	•	Corridor Investors, LLC

	•	Viking Fund Management, LLC

	•	Integrity Funds Distributor, LLC

	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds

•	Viking Mutual Funds

•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds

Williston Basin/Mid-North America Stock Fund (ICPAX)

Integrity Dividend Harvest Fund (IDIVX)

Integrity Growth & Income Fund (IGIAX)

Corporate Bond Fund

Integrity High Income Fund (IHFAX & IHFCX)

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota (VNDFX)

Viking Tax-Free Fund for Montana (VMTTX)

Kansas Municipal Fund (KSMUX)

Maine Municipal Fund (MEMUX)

Nebraska Municipal Fund (NEMUX)

New Hampshire Municipal Fund (NHMUX)

Oklahoma Municipal Fund (OKMUX)

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $15,600 for the year ended December 31, 2013 and $15,600 for the year ended December 31, 2012.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2013 and $0 for the year ended December 31, 2012.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000 for the year ended December 31, 2013 and $5,000 for the year ended December 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Trust's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Viking Mutual Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 6, 2014

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 6, 2014